UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 1, 2008

INDEPENDENT FILM DEVELOPMENT CORPORATION

(Name of small business issuer specified in its charter)

Nevada	000-53103	56-2676759
(State or other jurisdiction	Commission File Number	IRS Employer I.D. Number
of incorporation)

190 N Canon Drive Suite 420

Beverly Hills, CA  90210

(Address of principal executive offices)

(310) 275-0089

(Registrant’s telephone number)

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Information

Item 9.01 Exhibits

                Signatures

Item 2.02  Results of Operations and Financial Statements.

The Issuer released an announcement on July 2, 2008, of the signing of a letter of intent to acquire 60% of the issued and outstanding common stock of Not By Sight Entertainment, Inc.

Item 9.01  Exhibits

Attached hereto are the announcement and a copy of the letter of intent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2008	INDEPENDENT FILM DEVELOPMENT CORPORATION

By: /s/ Jeff Ritchie
Jeff Ritchie, Chief Executive Officer Chairman, Director